Exhibit 32.1

U.S. XPRESS ENTERPRISES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of U.S. Xpress Enterprises, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Fuller, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2022	/s/ Eric Fuller
Eric Fuller
Chief Executive Officer